                                                                   EXHIBIT 10(P)


                                                              SALE AGREEMENT FOR
                                                      PURCHASE OF MORTGAGE LOANS
                          ______________________________________________________


                 [LOGO OF THE MORTGAGE AUTHORITY APPEARS HERE]

                               TABLE OF CONTENTS

1.   DEFINITIONS
     1.1 Fl-lA                                               7. TERMINATION
     1.2 VA                                                     7.1 Unilateral Termination
     1.3 GNMA                                                   7.2 Mutual Agreement
     1.4 PM!                                                    7.3 Breach
     1.5 FNMA                                                   7.4 Bankruptcy
     1.6 FHLMC                                                  7.5 Effect of Termination
     1.7 Loan File
     1.8 Mortgages                                           8. MISCELLANEOUS
     1.9 Terms                                                  8.1 Indemnification
                                                                8.2 Notification of Mortgagors, Taxing Authorities, Insurance
                                                                Companies, Etc.
                                                                8.3 Supplementary Information
2. SALE OF MORTGAGES; COMMITMENTS                               8.4 Further Assurances
AND RELATED ITEMS                                               8.5 Access to Information
     2.1 Items To Be Sold                                       8.6 No Broker's Fees
     2.2 Handling of Loan Files                                 8.7 Survival of Warranties and Representations
     2.3 Evidence of Sale                                       8.8 Notices
                                                                8.9 Warehouse Lenders
3.   CONSIDERATION AND COVENANTS                                8.10 Waivers
     3.1 Purchase Price                                         8.11 Entire Agreement
     3.2 Rebate of Purchase Price                               8.12 Binding Effect
     3.3 Covenants of Purchaser                                 8.13 Headings
     3.4 Covenants of Seller                                    8.14 Applicable Laws
                                                                8.15 Financial Information
4.   WARRANTIES AND REPRESENTATIONS OF SELLER                   8.16 Assignment
     4.1 Organization. Good Standing, Power. Etc.               8.17 Renewal
     4.2 Authority and Capacity
     4.3 Effective Agreement                                 ADDENDUMS
     4.4 Compliance With Contracts and Regulations              A: The Mortgage Authority
     4.5 Mortgage Escrow Accounts                               Procedures and Pricing--.
     4.6 Litigation; Compliance with Laws                       Fl-IA/VA Loan
                                                                B: The Mortgage Authority Procedures and Pricing--
     4.7 Licenses, Permits, Authorization, Etc.                 Conventional Loan Purchases
     4.8 Exclusionary/Debarment Lists                           C: Servicing Released Premium

5.   WARRANTIES AND REPRESENTATION OF PURCHASER
     5.1 Due Incorporation and Good Standing
     5.2 Authority and Capacity
     5.3 Effective Agreement
     5.4 Mortgage Loan Files

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER
     6.1 Receipt of Mortgage Documents and Information
     6.2 Opinion of Counsel for Seller
     6.3 Corporate Resolution
     6.4 GNMA Authority

                               SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 1



     AGREEMENT, executed this 3rd day of April, 1997, and deemed effective on this day (the "Closing Date") between THE MORTGAGE AUTHORITY, INC. ("Purchaser") or ("The Mortgage Authority"), whose address is 27555 Farmington Road, Farmington Hills, MI 48334 and EMB Mortgage Corporation ("seller"), whose address is 575 Anton Blvd. #11200, Costa Mesa, CA 92

WITNESSETH:

     Seller in the ordinary course of its business originates FHA, VA and conventional residential mortgage loans; Purchaser in the ordinary course of its business purchases FHA, VA and conventional residential mortgage loans. NOW, THEREFORE, in consideration of the mutual covenants made herein, the parties hereto agree as follows:

1.   DEFINITIONS

     1.1  FHA. "FHA" means the Federal Housing Administration.

     1.2  VA. "VA" means the Veterans Administration.

     1.3  GNMA. "GNMA" means the Government National Mortgage Association.

     1.4 PMI "PMI" means a private mortgage insurance corporation approved by Purchaser.

     1.5  FNMA. "FNMA" means the Federal National Mortgage Association.

     1.6  FHLMC. "FHLMC" means the Federal Home Loan Mortgage Corporation.

     1.7 Loan File. "Loan File" means all original documentation relating to a Mortgage that is generated in processing a loan, complete in all respects, including the items as listed in the Correspondent Program Procedures Manual, updated from time to time.

     1.8 Mortgages. "Mortgages" or "Mortgage Loans" means loans on property located in the United States together with all rights related thereto including but not limited to Servicing rights and holding of escrow accounts that:

            a.  Are secured by a first lien on the premises;

            b. Have a face-yield not in excess of 12% unless approved in advance by Purchaser in writing on a case by case basis;

            c. Are each amortized over no more than 30 years and no less than 15 years (unless approved by Purchaser in writing);

            d.  Have a maximum term of thirty (30) years;

            e. Are documented by a Loan File that contains all the required items;

            f. Conventional loans are in compliance with all applicable underwriting guidelines set forth by FNMA/FHLMC and any requirements of Purchaser which have been communicated to Seller in writing from time to time;

            g. FHA/VA loans are in compliance with all underwriting guidelines set forth by GNMA, FHA and/or VA and are eligible for inclusion in GNMA mortgage-backed security pools;

            h. Conform to the requirements set forth on the Pricing Schedules attached hereto as Addendum "A" and "B;"

            i. Are current in their payments at the time delivery thereof is made to Purchaser;

            j. Have been approved by THE MORTGAGE AUTHORITY or seller's qualified underwriter where applicable for compliance with the applicable current underwriting guidelines (FNMA/FHLMC for conventional loans and FHA/GNMA/VA for FHA/VA loans), including, but not limited to, documentation requirements, underwriting standards, and timeliness of delivery;

            k. Are on one to four family residences located in the State(s) of California ____________________________________________________

            l. Have a minimum principal balance of $40,000 unless approved in advance by Purchaser.

                               SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 2


     1.9  Term. "Term" shall mean the duration of this Agreement.

2.   SALE OF MORTGAGES, COMMITMENTS AND RELATED ITEMS

     2.1 Items To Be Sold. Subject to, and upon the terms and conditions of this Agreement, Seller shall (i) sell and assign to Purchaser during the Term of this Agreement, Mortgages closed in accordance with appropriate GNMA or FNMA/FHLMC guidelines, (ii) deliver to Purchaser in a timely manner the Loan Files for all Mortgages sold hereunder, and (iii) transfer to Purchaser all mortgage escrow/impound accounts maintained in accordance with the Mortgages (hereinafter "Related Escrow Accounts"), together with all funds received at closing to buy down the interest rate to a specified level for a specific period of time commencing on the "Closing Date."

     2.2 Handling of Loan Files. Seller agrees to deliver Loan Files (as per the requirements set forth in the Correspondent Program Procedures Manual) within the terms of the individual loan commitment on a daily or weekly basis, as it may elect to do, although Purchaser shall not be expected to process more than ten (10) loans per business day. Seller shall deliver only Mortgage Loans that have been closed in accordance with the guidelines referenced above. Furthermore, Seller agrees to remit to Purchaser immediately upon receipt all payments on Mortgage Loans which it shall receive after delivery of the Loan File to Purchaser. Such remittances shall be made by U.S. Postal Service at Seller's expense.

     2.3 Evidence of Sale. From time to time, Seller shall execute and deliver assignment agreements and other documents required, and in form reasonably satisfactory to Purchaser, with respect to each Mortgage and the rights being sold pursuant to the terms of this Agreement and such other documents as shall evidence the transactions contemplated hereby as Purchaser may reasonably require.


3.   CONSIDERATION AND COVENANTS

     3.1 Purchase Price. In full consideration for the sale of the Mortgages and the related rights including, but not limited to, the right to service the Mortgages and upon the terms and conditions of this Agreement, Purchaser shall pay to Seller, a fee according to the terms of the Price Schedules attached hereto and designated Addendum "A" and Addendum "B."

     3.2 Rebate of Purchase Price. In the event (i) the criteria for Mortgages set forth in Article 1.8 are not achieved in all respects, (ii) the Loan File or any documents therein for any Mortgage already paid for proves to be materially defective, and is not cured within thirty (30) days after notice to Seller, Purchaser shall be entitled to an immediate rebate of the Purchase Price plus a processing fee of $85.00 for each such Mortgage. If a repurchase is required, any loan must be repurchased at a price which permits Purchaser to recover all its expenses resulting from the purchase of the defective loan. In addition, any servicing release premium paid shall be rebated on a prorata basis for any loan placed with an attorney to commence a foreclosure action during the first 36 months following purchase of same.

     3.3 Covenants of Purchaser. Purchaser covenants and agrees, after such delivery of the mortgages and related rights, to service the Mortgages in accordance with the appropriate servicing agreement, either the GNMA Servicing agreement or Purchaser's standard Servicing Agreement.

     3.4 Covenants of Seller. All monies received by Seller relating to and after delivery of the Mortgages shall be turned over to the Purchaser immediately upon receipt. All fees, costs and expenses charged by or related to origination, purchase, or transfer of the Mortgage Loans, shall be borne by Seller.


4.   WARRANTIES AND REPRESENTATIONS OF SELLER

     Seller hereby makes the following warranties and representations, which shall be deemed automatically repeated and updated each time upon delivery of additional Mortgages or Commitments to Purchaser:

     4.1 Organization, Good Standing, Power, Etc. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

     4.2 Authority and Capacity. Seller has all requisite corporate power, authority and capacity to enter into this Agreement and to perform the obligations required of it hereunder and thereunder, in particular the corporate power and authority to transfer to Purchaser all servicing rights in the Mortgages, related Mortgage documents and Related Escrow Accounts.

     4.3 Effective Agreement. The execution and performance of this Agreement by Seller, its compliance with the terms and the consummation of the transactions contemplated herein (assuming receipt of the various consents required pursuant to this Agreement), will not violate any provision of law applicable to Seller, and do not and will not conflict with any of the terms of its Certificate of Incorporation, By-Laws or any other governing instrument relating to the

                               SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 3


          conduct of its business or the ownership of its properties or any other agreement to which Seller is a party.

     4.4 Compliance With Contracts and Regulations. Seller has complied with all applicable laws and the regulations of FNMA, FHLMC, GNMA, FHA, VA or any other governmental or quasi-governmental agencies having jurisdiction with respect to, and which might affect, any of the Mortgages being purchased by Purchaser hereunder, and Seller has done no act or thing which may cause the cancellation of or otherwise adversely affect the Mortgages, or any one thereof, or the private mortgage insurance with respect to any of the Mortgages. The assignment of the Mortgages and related documents pursuant to, and in accordance with, the terms and conditions of this Agreement will transfer and assign to Purchaser valid and complete right, title and interest in the Mortgages and Servicing free and clear of any and all claims, charges, defenses, offsets and encumbrances of any kind or nature whatsoever.

     4.5 Mortgage Escrow Account. Seller is the equitable trustee of the Related Escrow Accounts which are being maintained, and on the delivery date will be maintained, in accordance with applicable law and the terms of the Mortgages, and, where applicable, in accordance with the regulations of FNMA, FHLMC, GNMA, FHA, VA and other governmental or quasi-governmental agencies having jurisdiction. All escrow balances (including interest for the account of the mortgagors, if applicable) are on deposit in the appropriate escrow accounts, and will be transferred to Purchaser in accordance with Article 2.1 (iii) hereof.

     4.6 Litigation; Compliance With Laws. There is no litigation, proceeding or governmental investigation existing or pending, or to the knowledge of Seller threatened, or any order, injunction or decree outstanding, against or relating to Seller, that has not been disclosed by Seller to Purchaser or its counsel in writing, which could have a material adverse effect upon the Mortgages or the Commitments, nor does Seller know of any basis for any such litigation, proceeding, or governmental investigation. Neither Seller nor its predecessor in interest has violated any applicable law (including but not limited to usury, compounding of interest, Truth-In-Lending. Equal Credit Opportunity, Real Estate Settlements, Community Reinvestment and Fair Credit Reporting), regulation, ordinance, order, injunction or decree, or any other requirement of any governmental body or court, which might have a material, adverse effect on any of the Mortgages.

     4.7 Licenses, Permits, Authorization, Etc. Seller has obtained, or by the Closing Date will have obtained, all approvals, authorizations, consents, licenses, orders and other permits (not qualified or conditioned in any material respect) of all governmental agencies or bodies, whether federal, state, foreign or local, required to permit the sale of the Mortgages and Commitments contemplated hereunder.

     4.8 Exclusionary/Debarment Lists. Seller warrants that they have reviewed and will continue to review all current exclusionary/debarment lists, including but not limited to FHLMC exclusionary list and HUD Limited Denial of Participation and Debarment list as applicable. Furthermore, Seller warrants that they have not and will not employ or otherwise contract with any person, agent or company on the above referenced lists now or during the course of this agreement.


5.   WARRANTIES AND REPRESENTATIONS OF PURCHASER

     Purchaser hereby makes the following warranties and representations to Seller, which shall be deemed automatically repeated and updated each time upon delivery of additional Mortgages to it.

     5.1 Due Incorporation and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     5.2 Authority and Capacity. Purchaser has all requisite corporate power, authority and capacity to enter into this Agreement and, subject to appropriate regulatory approval, to perform the obligations required of it thereunder. Purchaser is properly qualified and/or licensed in those states where required to perform its duties hereunder.

     5.3 Effective Agreement. The execution and performance of this Agreement by Purchaser, its compliance with the terms thereof and the consummation of the transactions contemplated therein, will not violate any provision of law applicable to it and will not conflict with the terms or provisions of its Certificate of Incorporation or By-Laws, or any other instrument relating to the conduct of its business or the ownership of its property, or any other Agreement to which Purchaser is a party.

     5.4 Mortgage Loan Files. In making payment with respect to a Mortgage, Purchaser acknowledges that it has received documents purporting to be all those listed in the Loan File as per Correspondent Program Procedures Manual, but Purchaser shall bear no responsibility as to any matters pertaining to the contents of the documents, including completeness, correctness or legality. In the event any documents are thereafter lost in transmission, or if Purchaser shall have erroneously made payment when it did not have documents purporting to be all those listed in the Loan File, Purchaser, with the assistance of Seller, shall use its best efforts to locate such missing documents or substitutions therefor. Except for the loss of documents after payment by Purchaser, as described above, Seller shall still be liable

                               SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 4


          for all defective Mortgages, no matter when the defect is discovered, subject to the three (3) year limitation set forth in Section 8.1(c).


6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

     The ongoing obligations of Purchaser under this Agreement to purchase Mortgages are subject to the satisfaction of each of the following conditions:

     6.1 Receipt of Mortgage Documents and Information. Purchaser shall have received from Seller a complete Loan File as outlined in the Correspondent Program Procedures Manual and shall have received the following additional information with respect to each Mortgage, broken out in such fashion as may be reasonably required by Purchaser; (i) loan number, (ii) mortgagor's name, (iii) address of mortgaged premises, (iv) principal balance due and owing on the note, (v) the interest rate provided in the note, (vi) date to which interest is paid, (vii) type of loan, (viii) amount held in escrow for the account of the mortgagor, (ix) amount of buy down funds, (x) name of originator, (xi) name of Title Closer, (xii) Mortgagor's mailing address.

     6.2 Opinion of Counsel for Seller. Purchaser shall have received an opinion of their counsel James Foden, esq. __________________________, to Seller in connection with this transaction, on the Closing Date, in form and substance reasonably satisfactory to counsel to Purchaser, to the effect that: (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California, (ii) Seller has all requisite corporate power, authority and capacity to enter into this Agreement and to perform the obligations required of it hereunder, in particular the corporate power and authority to transfer all right, title and interest in the Servicing, Related Escrow Accounts and Accounts Receivable, (iii) the execution and performance of this Agreement by Seller, its compliance with the terms hereof and the consummation of the transactions contemplated hereby, do not and will not conflict with any of the terms of its Certificate of Incorporation, By-Laws or any other corporate governing instruments known to such counsel, (iv) this Agreement has been duly executed by Seller and is a valid and legally binding obligation of Seller in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting generally the enforcement of creditors' rights and subject to principles of equity, and (v) after inquiry, to the knowledge of such counsel (without inquiry to Seller), other than foreclosure actions, there is no litigation, proceeding or governmental investigation existing, pending, or threatened, or any order, injunction or decree outstanding, against or relating to seller which is expected to have a material adverse effect upon the rights being assigned to Purchaser hereunder after the Closing Date and which has not been disclosed by Seller to Purchaser or its counsel in writing.

     6.3 Corporate Resolution. Purchaser shall have received from Seller a duly executed Certificate of the Secretary reciting the Board of Directors' approval of the sale agreement and authorizing the officers to execute documents.

     6.4 GNMA Authority. Where applicable, GNMA's commitment authority shall not have been terminated or have been suspended. If such commitment authority shall not be in effect, Purchaser's obligations hereunder shall be suspended until such authority is reinstated. All mortgages which are delivered in accordance with requirements contained herein and for which Purchaser has paid the purchase price prior to any suspension or termination of GNMA authority shall be a completed sale to Purchaser; however, Purchaser shall have no subsequent obligations until the suspension or termination of GNMA authority is removed.


7.  TERMINATION

     This Agreement shall continue until terminated as follows, whichever shall first occur:

     7.1 Unilateral Termination. Either party may also terminate this agreement upon thirty (30) day written notice to the other party at any time.

     7.2 Mutual Agreement. This Agreement may be terminated upon the mutual agreement of all the parties hereto, their personal representatives, successors and assigns so to terminate.

     7.3 Breach. Upon the material breach by either party hereto of any of the terms or conditions of this Agreement, or any other agreement between the parties hereto, and if such breach continues for a period of thirty (30) days after written notice by the other party, then the offended party may terminate this Agreement effective immediately upon giving notice thereof to the other.

     7.4 Bankruptcy. If either party shall file a petition in bankruptcy or for a receiver for all or any substantial portion of its property and assets, or if such petition shall be filed against it and shall not be dismissed within thirty (30) days from its filing, or shall file a petition for reorganization or to effect a composition with its creditors, or such a petition shall be filed against it and not discharged within thirty (30) days after the date of its filing, or shall make a general assign-

                               SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 5


          ment for the benefit of its creditors, the other party shall have the right, at any time after the occurrence of any of the above-described events, to terminate this Agreement specifying the date of termination, which shall not be less than ten (10) days after the date on which such notice is given.

     7.5 Effect of Termination. Upon termination, all of the rights and obligations of all parties under and pursuant to this Agreement shall cease and terminate, except rights of warranty and indemnification hereunder, and such rights as shall have accrued prior to termination (including, but not limited to, any and all claims and demands for damages for any breach of any covenant, promise or undertaking in this Agreement contained which shall have occurred prior to termination). After notice of termination is given by either party, Seller may no longer deliver Mortgages. All rights hereunder, however, shall continue with respect to all Mortgages that have been properly delivered to Purchaser, prior to the effective date of termination.


8.   MISCELLANEOUS

     8.1  Indemnification.

            a. Seller shall save, defend, indemnify and hold Purchaser harmless from, and will reimburse Purchaser for, any losses, damages, deficiencies or expenses of any material nature (including reasonable attorney's fees and costs) incurred by
                Purchaser:

                  i. Resulting from any misrepresentation made by Seller in this Agreement, or in any schedule, statement or certificate furnished pursuant to this Agreement.

                  ii. Resulting from any breach of warranty by Seller, or the non-fulfillment of any covenant of Seller contained in this Agreement, or in any schedule, statement or certificate furnished pursuant to this Agreement;

                  iii. Resulting from any defect in any Mortgage existing as of the date of acceptance by Purchaser of the Mortgage (including those defects subsequently discovered), or as a result of any act or omission of Seller thereafter;

                  iv. Resulting from errors in originating any of the Mortgages or as a result of Seller's act or omission after acceptance by Purchaser of the Mortgage;

                  v. Resulting from any claims made by any loan originators that are not based upon any act or omission of the Purchaser.

            b. Purchaser agrees to promptly notify Seller in writing of the existence of any fact known to Purchaser giving rise to any obligations of Seller under this Article 8.1 and, in the case of any claim or any litigation brought by a third party which may give rise to any such obligations, Purchaser agrees to promptly notify Seller of the making of such claim or the commencement of such action by a third party as and when same become known to Purchaser. Purchaser shall have the sole exclusive right, absent fraud or bad faith, to settle any claim for less than $1,000. Seller shall be entitled to participate in the defense of any action brought by a third party against Purchaser which may give rise to an obligation of Seller where the ad damnum exceeds $1,000 and, at its election, to direct the defense thereof at its own expense. Seller agrees to promptly notify Purchaser of the making of any claim or the commencement of any action by a person other than Purchaser which may give rise to an obligation of Seller under this Article 8.

            c. Purchaser's right to indemnification from Seller hereunder shall expire three (3) years from and after the date of purchase by Purchaser for the applicable Mortgage, except for matters brought to Seller's attention within the three year period which remain unresolved.

            d. Each party hereto agrees that Purchaser may deduct funds from current and/or future funding of loan purchases to offset expenses related to Seller's errors involving documentation and/or recording requirements. However, in no event may the deductions exceed $500.00 in the aggregate without written concurrence of Seller.

     8.2 Notification of Mortgagors. Taxing Authorities, Insurance Companies, Etc. Simultaneously with the delivery of each Mortgage to Purchaser, the Seller shall have notified the mortgagors, the requisite taxing authorities and insurance companies and/or agents, and the banks at which escrow deposits are maintained, of the assignment of the Mortgages and of the escrow deposits and instructions to deliver all payments, notices, tax bills, insurance statements and the escrow account statements, as the case may be, to Purchaser. Seller agrees to cause the preparation and filing for record of all necessary assignments of all Mortgages and related powers of attorney in all states where recording is advisable and to forward to Purchaser all original, recorded assignments. All costs, fees and expenses, including, but not limited to, recording charges, assignment fees, if any, in connection with the assignment by originator and/or Seller of the Mortgages shall be borne by Seller.

                               SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 6


     8.3 Supplementary Information. From time to time prior to and after the Closing Date, Seller shall furnish Purchaser such information supplementary to the information contained in the documents and schedules delivered pursuant thereto as Purchaser may reasonably request.

     8.4 Further Assurances. Seller and Purchaser will each, at the request of the other, execute and deliver to each other (and require any custodians or others within their control to execute and deliver) all such other instruments that either may reasonably request in order to effectuate the consummation of the agreements hereunder.

     8.5 Access to Information. During the effective period of this Agreement, Purchaser and Seller shall give to the other and its counsel, accountants and other representatives, reasonable access, during normal business hours, to all of the other's files, books and records relating to the Mortgages being purchased by Purchaser.

     8.6 No Broker's Fees. Each party hereto represents and warrants to the other that it has made no agreement to pay any agent, finder, or broker or any other representative, any fee or commission in the nature of a finder's or originator's fee arising out of or in connection with the subject matter of this Agreement, except as they have otherwise disclosed or agreed in writing. Except as otherwise disclosed or agreed between the parties hereto in writing, the parties hereto covenant with each other and agree to indemnify and hold each other harmless from and against any such obligation or liability and any expense incurred by the other in investigating or defending (including reasonable attorney's fees) any claim based upon the other party's actions.

     8.7 Survival of Warranties and Representations. Each party hereto covenants and agrees that its warranties and representations in this Agreement, and in any document delivered or to be delivered pursuant hereto, shall survive the termination of this Agreement.

     8.8 Notices. All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested, postage prepaid.

            a.  If to the Purchaser, to:

                   CORRESPONDENT COMPLIANCE DEPARTMENT
                   The Mortgage Authority, Inc.
                   27555 Farmington Road
                   Farmington Hills, MI 48334

                With a copy to:

                   THE LEGAL DEPARTMENT
                   The Mortgage Authority, Inc.
                   27555 Farmington Road
                   Farmington Hills, MI 48334


            b.  If to Seller to:
                        Mr. Joseph K. Brick-President
                      ---------------------------------------
                        575 Anton Boulevard #200
                      ---------------------------------------
                        Costa Mesa, CA 92626
                      ---------------------------------------
                      _______________________________________


                With a copy to:


                        Mr. Russell Kidder
                      ---------------------------------------
                        575 Anton Boulevard #200
                      ---------------------------------------
                        Costa Mesa, CA 92626
                      ---------------------------------------
                      _______________________________________


                or to such other address as Purchaser or Seller shall have specified in writing to the other.

                               SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 7


     8.9 Warehouse Lenders. The parties hereto agree that in order to comply with terms of pertinent bailee letters, Purchaser may be required to return loan documents direct to a warehouse lender. In such cases, the decision will be made at the sole discretion of Purchaser.

     8.10 Waivers. Either Purchaser or Seller may, by written notice to the other:

             a. Extend the time for the performance of any of the obligations or other transactions of the other;

             b. Waive compliance with any of the terms, conditions or covenants required to be complied with by the other hereunder; and

             c. Waive or modify performance of any of the obligations of the other hereunder.

           The waiver of any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

     8.11 Entire Agreement. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof.

     8.12 Binding Effect. Simultaneously with execution hereof, the parties hereto shall have delivered such other ancillary documentation, including certified resolutions and opinions of counsel, as is customarily required in transactions of the sort contemplated herein. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.

     8.13 Headings. Headings on the Articles in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

     8.14 Applicable Laws. This Agreement shall be construed in accordance with the laws of the State of Michigan.

     8.15 Financial Information. Seller must submit its most recent audited financial statements concurrently with the execution of this Agreement for Purchaser's review and approval. The statements must include complete balance sheets and income statements for the previous annual accounting period and for all following quarterly periods ending not more than ninety (90) days prior to the date hereof. Seller must continue to submit its most recent audited financial statements for approval each succeeding year, at least sixty (60) days prior to the anniversary date of this Agreement.

     8.16 Assignment. This Agreement shall not be assigned by either party without the prior written consent of the other party.

     8.17 Renewal. This Agreement shall be deemed to be automatically renewed for an additional one (1) year term on each succeeding anniversary date of the Closing Date contained herein provided neither party has submitted to the other a thirty (30) day written notice of termination.

     In WITNESS WHEREOF, each of the undersigned parties to this Agreement has caused this Agreement to be duly executed in its corporate name by one of its duly authorized officers, all as of the date first above written.


     THE MORTGAGE AUTHORITY, INC. (PURCHASER)

     Attest:   [SIGNATURE ILLEGIBLE]              By:  /s/ Jeanne Delomnier
            ----------------------------               ------------------------
     Its: ASST. SECRETARY                         Its: JEANNE DELOMNIER
          -------------------------------              ------------------------
     (Corporate Seal)


       EMB Mortgage Corporation
     ------------------------------
     (NAME OF COMPANY/SELLER)


     Attest:   [SIGNATURE ILLEGIBLE]              By:  [SIGNATURE ILLEGIBLE]
            ----------------------------               ------------------------
     Its: Secretary                               Its: President
          -------------------------------              ------------------------

     (Corporate Seal)

                               SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 8


                                  ADDENDUM A

                          THE MORTGAGE AUTHORITY INC.
                 PROCEDURES AND PRICING--FHA/VA LOAN PURCHASES


I.   POLICY, PROCEDURES AND PRACTICES

     The Mortgage Authority, Inc. policy, procedures and practices as outlined here are pursuant to published The Mortgage Authority Correspondent Program Procedures Manual as updated from time to time. Said policy, procedures and practices may be augmented, supplemented or otherwise modified by a thirty
     (30) day written notice to seller.

II.  PRICE QUOTES

     A. Each day The Mortgage Authority shall publish delivery prices for programs then in effect.

     B. Seller must provide The Mortgage Authority with the following information on the day of the lock-in:

             1.  Mortgagor's full name (last and first)

             2.  Property address including zip code

             3.  Dwelling type

             4.  Occupancy

             5.  Loan type (please specify if refinance)

             6.  Loan amount

             7.  Interest rate

             8.  Lock requested, i.e., 75 day, 30 day, or mandatory

             9.  Any required investor fields as modified from time to time.

     C. The Mortgage Authority will respond with written verification that the loan is registered for delivery subject to delivery of the minimum requirements.

     D. The Mortgage Authority reserves the right to issue prices more frequently and/or limit loan registrations during days when market volatility dictates.

     E. Each loan will be locked under the requested loan program based upon the terms and conditions required by that program. The Mortgage Authority will announce the expiration or commencement of various programs from time to time and make funds available under these programs available to the Seller as market conditions permit.

III. PRE-CLOSING REQUIREMENTS

     A. Seller shall have supplied The Mortgage Authority with all applicable instructions for transfer of purchase funds.

IV.  CLOSING REQUIREMENTS

     A. Seller or the Title Company closes and disburses the loan using Seller's funds and name, unless a specific agreement is executed to allow an alternative. The Mortgage Authority does not accept third party originated loans, unless a specific Sale Agreement Addendum to Allow Third Party Originations is fully executed and all provisions of the Addendum are complied with.

     B. Seller must promptly advise The Mortgage Authority of all cancellations either verbally or in writing by providing the following information:

             1.  The Mortgage Authority loan number

             2.  Mortgagors' name

             3.  Reason for cancellation

          Seller will be billed monthly for applicable non-delivery fees associated with cancellation of mandatory commitments.

                               SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 9


V.   POST-CLOSING REQUIREMENTS

     A.   Seller forwards the closing package to The Mortgage Authority.

     B. Upon The Mortgage Authority's review and approval of the mortgage file for completeness, The Mortgage Authority will wire funds to seller with written reconciliation of same to follow via facsimile or U.S. Postal Service. The purchase funds are defined as Principal less Discounts, Escrows/Impounds/Reserves plus servicing released premium described below.

     C. It is Seller's responsibility to forward all Assignments, Title Policies, Mortgages/Deeds of Trust, Loan Guaranty/Mortgage Insurance Certificates, and completion certificates, including but not limited to those described in the Whole Loan Purchase Program Procedures Manual, to The Mortgage Authority within 90 days of settlement. Such post-closing documents not received by The Mortgage Authority within 90 days of settlement shall be deemed delinquent. Upon written notice to Seller, The Mortgage Authority may suspend the purchase of other loans then committed for purchase or other remedy until such time as Seller has provided The Mortgage Authority with such delinquent post-closing documents or a satisfactory written explanation for remedy of such delinquency shall have been received by The Mortgage Authority.

     D. All files must be received and be complete not later than the lock expiration date.

     E.   Late or incomplete files may be subject to repricing and/or late fees.

VI.  PRICING INFORMATION FOR PURCHASE OF SERVICING

     A. Servicing Released Premiums will be paid after review and acceptance of a complete loan file on all loans according to the following schedule during each month: (see attached SRP schedule addendum C).

     B. The Mortgage Authority at its sole discretion and upon thirty (30) days written notice to seller reserves the right to modify any and all of the following as pertains to loans locked on and after effective date of such change:

             1.  Servicing Released Premiums (Addendum C)

             2.  Maximum face yield (1.8 (b))

             3.  Minimum and maximum term (1.8 (c and d))

             4.  Mortgage location (1.8 (k))

             5.  Minimum principal balance (1.8(1))

             6.  The maximum number of loans processed per day (2.2)

             7.  Rebate processing fee (3.2)

             8.  Ad damnum amount (8.1(b))

             9.  Indemnification period (8.1(c))

             10. Required notification (8.2)

             11. Notices (8.8)

             12. Seller may upon written notice to The Mortgage Authority, change notice designees at any time.


                                        * Addendum A acknowledged this
                                          3rd day of April 1997.

                                          [SIGNATURE ILLEGIBLE]
                                          ------------------------------
                                          (Signature Required)

                              SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 10


                                  ADDENDUM B

                         THE MORTGAGE AUTHORITY, INC.
              PROCEDURES AND PRICING--CONVENTIONAL LOAN PURCHASES


I.   POLICY, PROCEDURES AND PRACTICES

     The Mortgage Authority policy, procedures and practices as outlined herein are pursuant to a published The Mortgage Authority Correspondent Program Procedures Manual and Underwriting Guidelines as updated from time to time. Said policy, procedures, practices, and guidelines may be augmented, supplemented or otherwise modified by a thirty (30) day written notice to Seller.

II.  Price Quotes

     A. Each day The Mortgage Authority shall publish delivery prices for programs then in effect.

     B. Seller must provide The Mortgage Authority with the following information on the day of the lock-in:

            1.  Mortgagor's full name (last and first)

            2.  Property address including zip code

            3.  Dwelling type

            4.  Occupancy

            5.  Loan type (please specify if refinance)

            6.  Loan amount

            7.  Interest rate

            8.  Lock requested, i.e. 60 day, 45 day or 15 day mandatory

            9.  Any required investor fields as modified from time to time.

     C. The Mortgage Authority will respond with written verification that the loan is registered for delivery subject to delivery of the minimum requirements.

     D. Each loan will be locked under the requested loan program based upon the terms and conditions required by that program. The Mortgage Authority will announce the expiration or commencement of various programs from time to time and make funds available under these programs available to the Seller as market conditions permit.

     E. The Mortgage Authority reserves the right to issue prices more frequently and/or limit loan registrations during days when market volatility dictates.

III. PRE-CLOSING REQUIREMENTS

     A. Seller shall have supplied The Mortgage Authority with all applicable instructions for transfer of purchase funds.

     B. Seller must have the loan underwritten and approved by The Mortgage Authority prior to loan closing.

IV.  CLOSING REQUIREMENTS

     A. Seller or the Title Company closes and disburses the loan using Seller's funds and name, unless a specific agreement is executed to allow an alternative. The Mortgage Authority does not accept third party originated loans, unless a specific Sale Agreement Addendum to Allow Third Party Originations is fully executed and all provisions of the Addendum are complied with.

     B. Seller must promptly advise The Mortgage Authority of all cancellations either verbally or in writing by providing the following information:

            1.  The Mortgage Authority loan number

            2.  Mortgagors' name

            3.  Reason for cancellation

          Seller will be billed monthly for applicable non-delivery fees associated with cancellation of mandatory commitments.

                              SALE AGREEMENT FOR PURCHASE OF MORTGAGE LOANS * 11


V.   POST-CLOSING REQUIREMENTS

     A.   Seller forwards the closing package to The Mortgage Authority.

     B. Upon The Mortgage Authority's review and approval of the mortgage file for completeness, The Mortgage Authority will wire funds to seller with written reconciliation of same to follow via facsimile or U.S. Postal Service. The Purchase funds are defined as Principal less Discounts, Escrow/Impounds/Reserves plus servicing released premium described below.

     C. It is Seller's responsibility to forward all Assignments, Title Policies, Mortgages/Deeds of Trust, Mortgage Insurance Certificates, and completion certificates, including but not limited to those described in the Whole Loan Purchase Program Procedures Manual, to The Mortgage Authority within 90 days of settlement. Such post-closing documents not received by The Mortgage Authority with 90 days of settlement shall be deemed delinquent. Upon written notice to Seller, The Mortgage Authority may suspend the purchase of other loans then committed for purchase or other remedy until such time as Seller has provided The Mortgage Authority with such delinquent post-closing documents or a satisfactory written explanation for remedy of such delinquency shall have been received by The Mortgage Authority.

     D. All files must be received and be complete not later than the lock expiration date.

     E.   Late or incomplete files may be subject to repricing and/or late fees.

VI.  PRICING INFORMATION FOR PURCHASE OF SERVICING

     A. Servicing Released Premiums will be paid after review and acceptance of a complete loan file on all loans according to the following schedule during each month: (see attached SRP schedule Addendum C).

     B. The Mortgage Authority at its sole discretion and upon thirty (30) days written notice to seller reserves the right to modify any and all of the following as pertains to loans locked on or after effective date of such change:

            1.  Servicing Released Premiums (Addendum C)

            2.  Maximum face yield (1.8 (b))

            3.  Minimum and maximum term (1.8 (c and d))

            4.  Mortgage location (1.8 (k))

            5.  Minimum principal balance (1.8(1))

            6.  The maximum number of loans processed per day (2.2)

            7.  Rebate processing fee (3.2)

            8.  Ad damnum amount (8.1(b))

            9.  Indemnification period (8.1(c))

            10. Required notification (8.2)

            11. Notices (8.8)

            12. Seller may upon written notice to The Mortgage Authority, change notice designees at any time.



                                             * Addendum B acknowledged this
                                               3rd day of Aril, 1997

                                               [SIGNATURE ILLEGIBLE]
                                               _____________________________
                                               (Signature Required)

                                  ADDENDUM C
                         THE MORTGAGE AUTHORITY, INC.
                          SERVICING RELEASED PREMIUMS

GOVERNMENT FIXED RATE LOANS
---------------------------
                                  BELOW         $40,000-       $60,000-       $80,000
                                 $40,000        $59,999        $79,999        & ABOVE
                                 -------        -------        -------        -------
30 YEAR FHA                        0.00            1.65           1.80           1.90

30 YEAR VA                         0.00            1.40           1.60           1.70

15 YEAR -- Reduce schedule by       .20

CONFORMING FIXED RATE CONVENTIONAL LOANS
----------------------------------------
                                  BELOW         $50,000-       $70,000-        $90,000-        $120,000
                                 $50,000        $69,999        $89,999        $119,999          & ABOVE
                                 -------        -------        -------        --------         --------
      30 YEAR                       0.00           1.00           1.10            1.25             1.50

15 & 20 YEAR -- Reduce schedule by   .15

ADJUSTABLE RATE CONVENTIONAL AND GOVERNMENT LOANS
-------------------------------------------------
                                 BELOW         $40,000-       $60,000-       $80,000
                                 $40,000       $59,999        $79,999        & ABOVE
                                 -------       -------        -------        -------
CONVENTIONAL                       0.00           0.60           0.80           1.00

FHA                                0.00           0.60           0.90           1.10

BALLOON PRODUCTS
----------------
                                 BELOW         $40,000-       $60,000-       $80,000
                                 $40,000       $59,999        $79,999        & ABOVE
                                 -------       -------        -------        -------
30/7 FNMA                          0.00           0.30           0.50           0.70

30/5 FHLMC                         0.00           0.10           0.30           0.50

QUARTERLY VOLUME INCENTIVE SCHEDULE
-----------------------------------

                        $0 -        $3,000,000 -        $5,000,000 -        $7,000,000 -
                $3,000,000          $5,000,000          $7,000,000         $12,000,000         $12,000,000 +
                ----------          ----------          ----------         -----------         -----------
BASIS                0                   5                  15                  20                  25
POINTS


                                          Acknowledged this 3rd of April, 1997

                                        * By: [SIGNATURE ILLEGIBLE]
                                             ----------------------------------

                                          Its: PRESIDENT
                                              ---------------------------------